PLEDGE AND SECURITY AGREEMENT

     PLEDGE AND SECURITY AGREEMENT dated as of _________ (the "Agreement"), made by and between the person signing this instrument below as debtor (the "Debtor") and Aearo Corporation, a Delaware corporation, as secured party ("Aearo" and in its capacity as secured party, the '"Secured Party").


                              W I T N E S S E T H:

     WHEREAS, the Secured Party is agreeing to extend credit to the Debtor on a recourse basis, as described in the Investor Note (defined below);

     WHEREAS, the Debtor has executed and delivered a promissory note (the "Investor Note") of even date herewith to the Secured Party to evidence such extension of credit, which may be made on the date hereof and from time to time hereafter; and

     WHEREAS, the parties hereto wish to provide for the assignment and pledge by the Debtor to the Secured Party of, among other things, all the Debtor's right, title and interest in and to all the Collateral (as defined below);

     NOW, THEREFORE, in consideration of the promises and of the acceptance of the Investor Note by the Secured Party, the parties hereto hereby agree as follows:

     SECTION 1. Definitions. For all purposes hereof, capitalized terms used herein which are not defined herein shall have the meanings set forth in the Stockholders' Agreement (as defined below) unless the context otherwise requires, and the following capitalized terms used herein shall have the respective following meanings:

     "Collateral" shall have the meaning specified in Section 2.

     "Common Stock" shall mean the common stock of Aearo, par value $.01 per share.

     "Common Stock Equivalents" shall mean any warrants, rights, calls, options or other securities exchangeable or exercisable for or convertible into Common Stock.

     "Net Proceeds" shall mean the amount realized from the sale or disposition of shares of Common Stock net of any underwriting fees or brokerage fees or other similar out-of-pocket expenses paid to third parties in connections with such sale or disposition.

     "Obligations" shall mean the unpaid principal amount of the Investor Note and all other obligations and liabilities of the Debtor to the Secured Party, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, (i) this Agreement, or (ii) the Investor Note.

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     "Stockholders'Agreement"  shall mean that certain Stockholders'  Agreement, dated as of ---------------------- July 11, 1995 by and among Vestar Equity Partners, L.P., Cabot CSC Corporation, Cabot Safety Holdings Corporation (now Aearo Corporation), Cabot Safety Acquisition Corporation and the Management Investors parties thereto.

     SECTION 2. Grant of Security Interest. As collateral security for the prompt and -------------------------- complete payment and performance when due (whether at the stated maturity, by acceleration, at a mandatory prepayment date or otherwise) of the Obligations, now existing or hereafter arising, the Debtor hereby pledges, assigns and transfers to the Secured Party and grants to the Secured Party a continuing first priority security interest in, any and all of the following property at any time hereafter acquired by the Debtor or in which the Debtor may acquire any right, title or interest (collectively, the "Collateral"):

     (a) all estate, right, title and interest now held by the Debtor in and to Common Stock purchased by the Debtor pursuant to that certain Executive Security Purchase Agreement dated as of the date hereof between the Debtor and Aearo;

     (b) all certificates and other instruments evidencing any interest or interests referred to in clause (a) above or the Debtor's ownership of any thereof;

     (c) any right of the Debtor to receive distributions of money or property (including capital stock and warrants, options and other rights to acquire capital stock), or both (including property of the type described in the preceding clauses (a) and (b)), for any reason whatsoever with respect to any of his interests or any other interest referred to in clauses (a) or (b) above;

     (d) all other  property  required to be pledged as  Collateral  pursuant to
Section 4; and

     (e) the proceeds of all such interests and of any of the foregoing.

     SECTION 3. Representations and Warranties of Debtor. The Debtor represents and ---------------------------------------- warrants as follows:

     3.1 Rights to Collateral.

     (a) The Debtor either owns the Collateral or has the right to grant the security interest provided for herein, and none of the Collateral is subject to any lien, pledge, charge, encumbrance or security interest or right or option on the part of any third person to purchase or otherwise acquire the Collateral or any part thereof (other than as provided in the Stockholders' Agreement and the Executive Security Purchase Agreement (the "Executive Security Purchase Agreement") executed by the Debtor with the Company in connection with the purchase by the Debtor of Common Stock and except for the security interest established hereunder in favor of the Secured Party).

     (b) No security agreement, financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as may have been filed in favor of the Secured Party pursuant to this Agreement.

     3.2 Authority to Pledge.

     (a) The execution, delivery and performance by the Debtor of this Agreement will not constitute or result in a breach or default under or conflict with any order, ruling or regulation of any court or other tribunal or of any governmental commission or agency, or any agreement or other undertaking, to which the Debtor is a party or by which the Debtor is bound.

     (b) The Debtor's signatures on the Investor Note and this Agreement are genuine and the Debtor has the legal competence and capacity to execute the same.

     (c) This Agreement constitutes the legal, valid and binding obligations of the Debtor, enforceable in accordance with its terms.

     3.3 Pledge of Collateral.

     (a) The Common Stock is certificated.

     (b) The Debtor has delivered all such certificates of ownership received by the Debtor on or prior to the date hereof to the Secured Party.

     (c) The Debtor has taken, and will take at the Secured Party's request, all such actions to enable the Secured Party to obtain a perfected first priority security interest in the Collateral, including without limitation cooperating with the Lender in the filing of UCC-1 Financing Statements with respect to the Collateral and assisting the Secured Party in registering the Common Stock Equivalents as uncertificated securities.

     3.4 Debtor's Address.

     (a) The address set forth on Schedule 1 hereto is the principal address of the Debtor.

     (b) The Debtor will notify the Secured Party in writing of any change in the principal address of the Debtor at least 30 days prior to the effective date thereof.

     SECTION 4. Covenants.
                ---------

     4.1 Obtaining and Preserving the Security Interest. The Debtor agrees that he will ---------------------------------------------- execute, acknowledge, and, if necessary, deliver and cause to be recorded or filed, from time to time, such financing statements, continuation statements, documents or instruments, or take any other action requested by the Secured Party, deemed necessary or appropriate by the Secured Party to create, preserve, perfect and continue perfected the security interest granted hereby or to enable the Secured Party to exercise and enforce its rights hereunder and will cause to be promptly and duly taken, executed, acknowledged or delivered all such further acts, conveyances, documents and assurances as the Secured Party may from time to time reasonably request in order more effectively to carry out the intent and purposes of this Agreement. The Debtor also hereby authorizes the Secured Party to file any such financing or continuation statement without the signature of the Debtor to the extent permitted by applicable law. The Debtor and the Secured Party agree that a carbon, photographic or other reproduction of this Agreement or a financing statement is sufficient as a financing statement. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to the Secured Party, duly endorsed in a manner satisfactory to the Secured Party, to be held as Collateral pursuant to this Agreement.

     4.2 Preservation of Collateral. The Debtor covenants to the Secured Party that it will, at all times and at its own cost and expense, maintain and preserve the lien of this Agreement against the claims of all persons so long as this Agreement shall be in effect. The Debtor will not create, incur or permit to exist, will defend the Collateral against, and will take such other action as is necessary to remove, any lien, security interest or claim on or to the Collateral, other than the liens and security interests created hereby, and will defend the right, title and interest of the Secured Party in and to any of the Collateral against the claims and demands of all persons whomsoever.

     4.3 After Acquired Collateral. The Debtor hereby agrees, immediately upon the ------------------------- acquisition thereof, to pledge, assign, transfer and deliver to the Secured Party any and all additional items of Collateral hereafter acquired by it, directly or indirectly. The Debtor agrees that any such additional Collateral (and the proceeds therefrom) shall thereafter be included in the definition of Collateral for all purposes hereunder and shall be subject to the security interest granted herein, and the Debtor shall deliver to the Secured Party immediately upon receipt any certificates evidencing the ownership of such additional item of Collateral received by it, duly endorsed in blank or accompanied by proper instruments of assignment or take such other action as may be necessary for the Secured Party to obtain a security interest in such Collateral. Without limitation of the foregoing if the Debtor shall, as a result of its ownership of any Collateral, become entitled to receive or shall receive any stock certificate (including any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any shares of the Collateral, or otherwise in respect thereof, the Debtor shall accept the same as the agent of the Secured Party, hold the same in trust for the Secured Party and deliver the same forthwith to the Secured Party in the exact form received, duly endorsed by the Debtor to the Secured Party, if required, together with an undated stock power covering such certificate, option or right duly executed in blank by the Debtor and with, if the Secured Party so requires, signature guaranteed, to be held by the Secured Party, subject the terms hereof, as additional Collateral.

     4.4 Transfer of Collateral. The Debtor hereby agrees not to sell, assign, ---------------------- transfer, dispose of, grant any option with respect to, mortgage, pledge (except pursuant to this Agreement, as required by the provisions of the Stockholders' Agreement or as provided in the

Executive Security Purchase Agreement) or otherwise encumber any part of the Collateral without the prior written consent of the Secured Party.

     4.5 Payment of Obligations. The Debtor hereby covenants and agrees to pay o perform, as the case may be, each of the Obligations as and when due.

     SECTION 5. Power of Attorney. The Debtor hereby unconditionally and irrevocably appoints and constitutes the Secured Party (and each person designated by the Secured Party, including Cabot Safety) the true and lawful agent and attorney-in-fact of the Debtor, with full power (in the name of the Debtor or otherwise):

     (a) to ask, require, demand, receive, compound and give acquittance for any and all moneys and claims for moneys due and to become due that are part of the Collateral,

     (b) to endorse any cheeks or other instruments or orders related to the Collateral,

     (c) to execute and file on behalf of the Debtor one or more UCC-1 financing statements or any other document or instrument deemed by the Secured Party from time to time necessary or advisable to create, preserve, perfect and continue perfected the Secured Party's security interest granted hereunder,

     (d) to direct Aearo to deliver any certificate or other instrument evidencing the Debtor's ownership of the Collateral to the Secured Party as pledgee of the Debtor,

     (e) to transfer to the Secured Party, upon the occurrence and continuance of an Event of Default (as defined in Section 7 below), the Collateral, including, without limitation, to endorse any certificate or other instrument evidencing ownership of the Debtor's Collateral to stand in the name of the Secured Party or its nominee,

     (f) to instruct Aearo to record such transfer upon the official records (including the transfer register) of Aearo,

     (g) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of the Collateral,

     (h) to defend any suit, action or proceeding brought against the Debtor with respect to the Collateral,

     (i) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Secured Party were the absolute owner thereof for all purposes, and to do at the Secured Party's option and the Debtor's expense, at any time, or from time to time, all acts and things which the Secured Party deems necessary to protect, preserve or realize upon the Collateral and the Secured Party's liens thereon and to effect the intent of this Agreement, all as fully and effectively as the Debtor might do (it being understood that so long as no Event of Default has occurred and is continuing, any such actions taken by Secured Party shall be consistent with the applicable obligations of the Secured Party under the Stockholders' Agreement and the Executive Security Purchase Agreement and the debtor).

     SECTION 6. No Duty on Secured Party's Part. The powers conferred on the Secured Party hereunder are solely to protect the Secured Party's interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Secured Party shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to the Debtor for any act or failure to act hereunder, except for its or their gross negligence or willful misconduct.

     SECTION 7. Events of Default. If one or more of the following events (individually, an "Event of Default," and collectively, "Events of Default") shall occur and be continuing whether such occurrences shall be voluntary or involuntary, or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body:

     (a) default shall be made, which default shall continue unremedied for a period of 30 days, in the due and punctual payment of the principal of the Loans made pursuant to the Investor Note after the same shall have been due and payable (whether at maturity or on a date on which any payment or prepayment is due or by acceleration, declaration, demand or otherwise);

     (b) the Debtor shall default in the due performance and observance by it of any other Obligation and any such default shall continue for more than 30 days;

     (c) the Secured Party determines that the representation, statement, certificate or warranty contained in Section 3.1 or 3.2 hereof was false when made or furnished;

     (d) (i) this Agreement shall cease, for any reason, to be in full force and effect, in any material respect, or (ii) the security interest created by this Agreement shall cease, for any reason other than a release by the Secured Party, to be enforceable and of the same effect and priority purported to be created hereby;

     (e) the Debtor breaches any covenant contained in Section 4 hereof (other than as described in (a) above), and such breach shall continue unremedied for a period of 30 days; or

     (f) (i) the Debtor shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of his assets, or the Debtor shall make a general assignment for the benefit of his creditors; or (ii) there shall be commenced against the Debtor any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against the Debtor any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) the Debtor shall take any action in furtherance of, or indicating his consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii)above; or (v) the Debtor shall generally not, or shall be unable to, or shall admit in writing his inability to, pay his debts as they become due; then, and in any such event.(A) if such event is an Event of Default specified in clause (i) or (ii) of paragraph (f) above with respect to the Debtor, automatically the Loans made to the Debtor then outstanding (with accrued interest thereon) and all other unpaid Obligations shall immediately become due and payable, and (B) if such event is any other Event of Default, the Secured Party may, at any time thereafter at its option, declare the Obligations to be due and payable, whereupon the same shall forthwith become due and payable, together with interest (including additional interest, if any) accrued thereon, without presentment, demand, protest or notice of any kind whatsoever, all of which are hereby expressly waived by Debtor.

     SECTION 8. Remedies.
                --------

     8.1 Rights Upon Default.

     (a) If an Event of Default shall occur and be continuing, the Secured Party may exercise, in addition to all other rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Uniform Commercial Code (the "Code") as in effect from time to time in the applicable jurisdiction. Without limiting the generality of the foregoing, the Secured Party, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon the Debtor or any other person (all and each of which demands, presentment, protest, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase or otherwise dispose of and deliver said Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of said Collateral so sold, free of any right or equity of redemption in the Debtor, which right or equity is hereby waived or released. The Debtor further agrees, at the Secured Party's request, to assemble the Collateral and make it available to the Secured Party at places which the Secured Party shall reasonably select, whether at the Debtor's premises or elsewhere. The Secured Party shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Secured Party hereunder, including, without limitation, attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Secured Party may elect, and only after such application and payment in full of the Obligations and after the payment by the Secured Party of any other amount required by any provision of law, including, without limitation
Section 9-504(l)(c) of the Code, need the Secured Party account for the surplus, if any to the Debtor. To the extent permitted by applicable law, the Debtor waives all claims, damages, and demands against the Secured Party arising out of the repossession, retention or sale of the Collateral. If any notice of a proposed sale or disposition of Collateral shall be required by law, such notice shall be deemed reasonably and properly given if given (effective upon dispatch) in any manner provided in this Agreement at least ten days before such sale or disposition.

     (b) If an Event of Default or an event specified in Section 7 shall occur and be continuing, the Secured Party may (but need not), upon notice to the Debtor, exercise all voting and other rights of the Debtor as a shareholder, option holder or equity holder of Aearo and the Secured Party shall receive all permitted dividends and distributions, if any, made for the account of the Debtor as a shareholder of Aearo.

     8.2 No Waiver, Cumulative Remedies. The Secured Party shall not by any act (except pursuant to the execution of a written instrument pursuant to Section 12 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Secured Party, any right, power or privilege hereunder or under the Investor Note shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder or under the Investor Note shall preclude any other or further exercise thereof or the exercise of any right, power or privilege. A waiver by the Secured Party of any right or remedy hereunder or under the Investor Note on any one occasion shall not be construed as a bar to any right or remedy which the Secured Party would otherwise have on any future occasion. Each right, power and remedy of the Secured Party provided herein or in the Investor Note or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for herein or in the Investor Note or now or hereafter existing at law or in equity or by statute or otherwise. In addition to all other rights, powers and remedies of a secured party under the Code.

     SECTION 9. Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

     SECTION 10. Notices. All notices and other communications hereunder shall be in writing and delivered, telecopied, or mailed (certified mail return receipt requested, postage prepaid) to:

     (a) if to the Debtor, at the address set forth on Schedule I hereto;

     (b) if to the Secured Party,  at:

        Aearo  Corporation
        5457 West 79th Street
        Indianapolis, IN 46268
        Attention: General Counsel

Notices and other communications hereunder may also be given to the Debtor at his or her address set forth therefor in the books and records of Aearo or the Secured Party or such other address as the Debtor shall notify the Secured Party from time to time.

     SECTION 11. Modifications. No amendment, modification, termination, discharge or waiver of any provision of this Agreement shall be effective unless the same shall be set forth in writing and signed by the Secured Party, and then only to the extent specifically set forth therein.

     SECTION 12. Severability. If any of the provisions of this Agreement shall otherwise contravene or be invalid under the laws of any state or other jurisdiction where it is applicable, such contravention or invalidity shall not invalidate all of the provisions of this Agreement, but rather the Agreement shall be reformed and construed, insofar as the laws of that state or jurisdiction are concerned, but only to the extent that they are contravening or are invalid under the laws of that state or jurisdiction, and the rights and obligations created hereby shall be reformed and construed and enforced accordingly.

     SECTION 13. Governing Law. The rights and liabilities of the parties hereto shall be determined in accordance with the laws of the Commonwealth of Massachusetts, without regard to conflict of law principles. The Debtor hereby waives and agrees not to assert in any such proceeding a claim that the Debtor is not personally subject to the jurisdiction of the court referred to above, that the suit or action was brought in an inconvenient forum or that the venue of the suit or action is improper.

     SECTION 14. Term of Agreement: Release. This Agreement shall remain in full force and effect until all of the Obligations are paid in full. Until the Investor Note and all other Obligations have been indefeasibly paid in full (i) this Agreement shall be deemed to impose a claim against the Collateral with full force and effect as set forth herein, and ii) the Secured Party shall be entitled to hold, and shall hold, all certificates and other instruments evidencing the Debtor's ownership of the Collateral (or other right or interest subject hereto) and the Debtor hereby authorizes and directs Aearo to deliver any such certificate or instrument to the Secured Party for such purpose. At such time as the Debtor has indefeasibly made all payments in full of the Obligations as and when due, the Secured Party shall release the Debtor from this Agreement and shall execute and deliver all documents and instruments required for such release.

     SECTION 15. Successors and Assigns. If a successor to the Secured Party shall be designated by the Secured Party, such successor shall automatically be substituted for the Secured Party hereunder and shall take free from any defenses the Debtor may have against the Secured Party, the Partnership or any other person whatsoever. This Agreement shall be binding on the Debtor, his heirs, executors, administrators, successors and assigns and shall inure to the benefit of the Secured Party and its successors and assigns. This Agreement may not be assigned by the Debtor without the prior written consent of the Secured Party and may be assigned by the Secured Party without the consent of the Debtor.

     SECTION 16. Recourse. The obligations of the Debtor under this Agreement and the Investor Note are personal obligations of the Debtor, and the Lender shall have recourse to the Debtor or his property for payment, satisfaction, or discharge of this Agreement or the Investor Note.

     SECTION 17. Construction. Captions and headings are for convenience only, are not a part of, and shall not be used to construe any provision of, this Agreement. For purposes of this Agreement, the masculine shall be deemed to include the feminine and the singular shall be deemed to include the plural, where the context indicates.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

DEBTOR:


---------------------------------



SECURED PARTY:
AEARO CORPORATION


By:____________________________
         Name:
         Title:


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Schedule 1


Address of Debtor: